UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2005

Sea Pines Associates, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-17517	57-0845789

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Greenwood Drive, Hilton Head Island, South Carolina	29928

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 785-3333

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On February 2, 2005, Sea Pines Associates, Inc. (“Sea Pines”) sent a newsletter to its shareholders containing information about Sea Pines’ proposed acquisition by The Riverstone Group, LLC. A copy of the newsletter is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

     The following exhibit is filed with this current report on Form 8-K:

Exhibit
Number	Description
99.1	February 2005 Sea Pines Associates, Inc. shareholder newsletter

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sea Pines Associates, Inc.
(Registrant)

Date February 2, 2005	/s/ Michael E. Lawrence
Michael E. Lawrence, Chief Executive Office

3